April 2, 2013

Synthesis Energy Systems and GE to Jointly Market SES Gasification and GE Aeroderiative Gas Turbine Technologies for Small Scale Power Generation Solution

HOUSTON, April 2, 2013 /PRNewswire/ -- Synthesis Energy Systems, Inc. ("SES") (Nasdaq: SYMX), a global energy and gasification technology company, and GE Packaged Power, Inc., a subsidiary of General Electric Company (“GE”) have agreed to jointly evaluate and market a small scale power generation unit combining SES’ gasification technology with GE’s aeroderivative gas turbines. This application marketing agreement will focus on regions of the world where conversion of non-conventional feedstock sources such as lignite and coal wastes into synthesis gas fuel via SES’ technology may be advantaged over conventional gas turbine fuel sources such as natural gas and fuel oil.

For the past 12 months, SES and GE have completed a preliminary evaluation of this application of their combined technologies. Under the terms of this agreement, the two businesses on a non-exclusive basis will complete the market evaluation and seek initial customers for this small scale power product. GE’s fuel-flexible LM-2500+G4 aeroderivative gas turbines are ideally suited for utilizing the syngas fuel from SES’s advanced fluidized bed gasification technology. SES’ proven technology efficiently converts coals and other solid fuels, including inexpensive ultra-low quality coals, coal wastes and refuse derived fuels into a synthesis gas. GE’s LM-2500+G4 gas turbines can produce reliable and cost efficient power for smaller scale projects generating 50 to 100MW.

Darryl Wilson, president and CEO, Aeroderivative Gas Turbines for GE Power & Water, said, "We look forward to continuing our work with SES to evaluate the opportunity to jointly implement our respective technologies to help companies take advantage of syngas for distributed power generation. The LM2500+G4 turbine, with its flexibility to operate on a variety of gaseous fuel types including syngas produced from low quality solid fuels, is the ideal engine choice for this type of power plant design."

“SES’ technology is uniquely well-suited for a wide range of fuels and can produce a syngas suitable for fueling GE’s aeroderivative LM2500+G4 turbine. Based on our initial work together, we are excited about the prospects for a replicable and cost effective small scale power unit using unconventional fuels. This opportunity fits well into our model of developing valuable and low capital business verticals around key segments in which we can deliver our technology product including design, equipment, and services,” said Robert Rigdon, president and CEO of SES.

About Synthesis Energy Systems, Inc.

SES provides technology, equipment and engineering services for the conversion of low rank, low cost coal and biomass feedstocks into energy and chemical products. Its strategy is to create value through providing technology and equipment in regions where low rank coals and biomass feedstocks can be profitably converted into high value products through its proprietary U-GAS® fluidized bed gasification technology, which SES licenses from the Gas Technology Institute. U-GAS® gasifies coal cost effectively, without many of the harmful emissions normally associated with coal combustion plants. The primary advantages of U-GAS® relative to other gasification technologies are (a) greater fuel flexibility provided by the ability of SES to use all ranks of coal (including low rank, high ash and high moisture coals, which are significantly cheaper than higher grade coals), many coal waste products and biomass feed stocks; and (b) the ability of SES to operate efficiently on a smaller scale, which enables the construction of plants more quickly, at a lower capital cost, and, in many cases, in closer proximity to coal sources. SES currently has offices in Houston, Texas, and Shanghai, China. For more information on SES, visit www.synthesisenergy.com or call (713) 579-0600.

About GE

GE (NYSE: GE) works on things that matter. The best people and the best technologies taking on the toughest challenges. Finding solutions in energy, health and home, transportation and finance. Building, powering, moving and curing the world. Not just imagining. Doing. GE works. For more information, visit the company's website at www.ge.com.

About GE Power & Water

GE Power & Water provides customers with a broad array of power generation, energy delivery and water process technologies to solve their challenges locally. Power & Water works in all areas of the energy industry including renewable resources such as wind and solar, biogas and alternative fuels; and coal, oil, natural gas and nuclear energy. The business also develops advanced technologies to help solve the world’s most complex challenges related to water availability and quality. Power & Water’s six business units include Distributed Power, Nuclear Energy, Power Generation Services, Renewable Energy, Thermal Products and Water & Process Technologies. Headquartered in Schenectady, N.Y., Power & Water is GE’s largest industrial business.

Follow GE Power & Water on Twitter @GE_PowerWater

SES Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the early stage of development of SES, its estimate of the sufficiency of existing capital sources, its ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations including its China platform initiative, its ability to reduce operating costs, the limited history and viability of its technology, commodity prices and the availability and terms of financing opportunities, its results of operations in foreign countries, its ability to diversify, its ability to complete the restructuring of the ZZ Joint Venture, its ability to obtain the necessary approvals and permits for its future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project as well as the ability of the Yima project to produce revenues and earnings, the sufficiency of internal controls and procedures and the ability of SES to effect the ZJX/China Energy transaction and the Hongye and Zhongmo transactions, grow its business and generate revenues and earnings as a result of its proposed China and India platform initiatives, as well as its joint venture with Midas Resource Partners. Although SES believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

Important Notice from SES

In connection with the proposed ZJX/China Energy transaction, SES has filed a preliminary proxy statement, and intends to file a definitive proxy statement, with the SEC and intends to mail the definitive proxy statement to the stockholders of SES. SES and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of SES in connection with the transaction. Information about the transaction is set forth in the preliminary proxy statement filed, and will be set forth in the definitive proxy statement to be filed by SES with the SEC.

You may obtain the preliminary statement and, when available, the definitive proxy statement, for free by visiting EDGAR on the SEC website at www.sec.gov. Investors should read the definitive proxy statement carefully before making any voting or investment decision because that document will contain important information.

Contact:
Synthesis Energy Systems, Inc.	MBS Value Partners, LLC (SES Investor Relations)
Kevin Kelly	Matthew D. Haines
Chief Accounting Officer	Managing Director
(713) 579-0600	(212) 710-9686
kevin.kelly@synthesisenergy.com	matt.haines@mbsvalue.com

Feintuch Communications (SES Public Relations)

Richard Anderson

Senior Managing Director

(718) 986-1596

ses@feintuch.com

Rick Goins (GE Power & Water Communications)
GE Power & Water
(281) 740-1422
richard.goins@ge.com